                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                         /s/ DOUGLAS J. BOURNE
                                         Douglas J. Bourne

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                          /s/ DELO H. CASPARY
                                          Delo H. Caspary

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                         /s/ CHARLES E. CHILDERS
                                         Charles E. Childers

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                         /s/ JACK R. CROSBY
                                         Jack R. Crosby

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                           /s/ JAMES H. ELDER, JR.
                                           James H. Elder, Jr.

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of March, 1994.



                                         /s/ KARL E. ELERS
                                         Karl E. Elers

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                           /s/ RODNEY L. GRAY
                                           Rodney L. Gray

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                          /s/ J. HUGH LIEDTKE
                                          J. Hugh Liedtke

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                         /s/ TED H. PATE
                                         Ted H. Pate

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of March, 1994.



                                               /s/ KENNETH R. WERNEBURG
                                               Kenneth R. Werneburg

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


         WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Annual Report;

         NOW, THEREFORE, the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agents and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21 day of March, 1994.



                                           /s/ WILLIAM A. WISE
                                           William A. Wise